Exhibit 99.1

                 Pacific State Bancorp Reports Earnings For 2007

Stockton, California - February 21, 2008

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported 2007 and 4th quarter profits and asset growth for the Stockton, California based financial institution:

         o Net income for the year ended December 31, 2007 decreased 18% to $4,549,000 and decreased by 66% to $513,000 for the fourth quarter of 2007.
         o        Total Assets as of December 31, 2007 increased 11% to
                  $431,074,000.

Mr. Rosso noted that the decreased income performance is the result of the Bank recording an increase of $1,065,000 in the provision for loan losses in 2007 compared to 2006. The Bank recorded an increase of $1,075,000 in the provision for loan losses in the fourth quarter of 2007 over 2006 levels. The increase in the provision for loan losses in the fourth quarter represented probable losses from specific customers and not degradation of overall credit quality in the loan portfolio. However, the Bank is actively monitoring the weakening economic outlook, in the California Central Valley, which may indicate the need to record additional provision in the future. At present, Management believes that the level of allowance for loan losses currently recorded is sufficient for probable losses.

In addition to the increased provision for loan losses, PSBC has seen an erosion of its net interest margin. Mr. Rosso noted that market rates paid on deposits grew more robustly than market rates received on loans and other interest bearing assets in 2007. In addition to the increasing rate environment in deposits, the Bank has also experienced deposit migration from lower cost deposits such as checking accounts to higher cost deposits such as certificates of deposit. Despite the net interest margin erosion of 97 basis points, PSBC was able to increase net interest income by $93,000 by growing its average earning assets by $63,105,000 or 21% in 2007.

PSBC financial performance information for the three month period ending December 31, 2007 compared to the same quarter in the prior year is as follows:

Income Statement:

         o Total Interest Income: $7,667,000, an increase of $235,000 or 3.2%.
         o Total Interest Expense: $3,492,000, an increase of $625,000 or 21.8%.
         o Net Interest Income: $4,175,000, a decrease of $390,000 or 8.5%.
         o Non-Interest Income: $484,000, a decrease of $290,000 or 37.5%.
         o Non-Interest Expense: $2,585,000, a decrease of $134,000 or 4.9%.
         o        Net Income: $513,000, a decrease of $1,004,000 or 66.2%.
         o        Efficiency Ratio: 55.5% deteriorating from 50.9%.
         o Basic Earnings Per Share: $0.14 a decrease of $0.29 per share or 67.4%.
         o Diluted Earnings Per Share: $0.13, a decrease of $0.26 per share or 66.7%.

PSBC December 31, 2007 compared to December 31, 2006 annual financial performance information was as follows:

Balance Sheet:

         o Total Federal Funds and Investment Securities: $76,232,000, an increase of $21,495,000 or 39.3%.
         o        Net Loans: $308,458,000, an increase of $21,140,000 or 7.4%.
         o Total Assets: $431,074,000, an increase of $44,322,000 or 11.5%.
         o Non-Interest Bearing Deposits: $67,071,000, a decrease of $6,126,000 or 8.4%.
         o        Total Deposits: $341,821,000, an increase of $825,000 or 0.2%.
         o Total Borrowings: $40,000,000 an increase of $35,100,000 or 716.3%. The increase in other borrowings was primarily the result of the Bank utilizing relatively low cost borrowings to fund asset growth.
         o Total Shareholders Equity: $34,036,000, an increase of $4,976,000 or 17.1%. In addition to the retention of earnings, the increase in shareholders equity includes the proceeds of stock option exercises by directors and employees.


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

Income Statement:

         o Total Interest Income: $31,242,000 an increase of $4,747,000 or 17.9%.
         o Total Interest Expense: $13,842,000, an increase of $4,654,000 or 50.7%.
         o Net Interest Income: $17,400,000, an increase of $93,000 or 0.5%.
         o Non-Interest Income: $2,465,000, a decrease of $118,000 or 4.6%. The decrease in noninterest income was primarily the result of decreased loan sales in 2007.
         o Non-Interest Expense: $10,997,000, an increase of $637,000 or 6.2%. The increase in non-interest expense was due in part to the cost of facilities and operations associated with the growth of the Bank. 2007 was the first full year of expenses associated with the opening of the Bank's eighth branch office in Lodi, California in 2006. In addition, the company opened its ninth branch office in Hayward California during the first quarter of 2007.
         o        Net Income: $4,549,000, a decrease of $994,000 or 17.9%.
         o        Net Interest Margin: 4.79%, down 97 basis points.
         o        Annualized Return on Average Assets: 1.13% down from 1.67%.
         o        Annualized Return on Average Equity: 14.22% down from 22.91%.
         o        Efficiency Ratio: 55.36% deteriorating from 52.09%.
         o Basic Earnings Per Share: $1.23, a decrease of $0.34 per share or 21.7%.
         o Diluted Earnings Per Share: $1.14, a decrease of $0.27 per share or 19.2%.

Attached are certain unaudited financial statements supporting the financial information summarized above. Further inquiries should be directed to Mr. Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201. Additional information also can be obtained by visiting the Company website -www.pacificstatebank.com.

SAFE HARBOR: Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Pacific State Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. Pacific State Bancorp disclaims any intent or obligation to update these forward-looking statements.


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

                               PACIFIC STATE BANCORP AND SUBSIDIARY
                              CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(in thousands, except share amounts)                                             December        December
                                                                                    31,             31,
                                                                                   2007            2006
                                                                               ------------    ------------
Assets
------
Cash and due from banks                                                        $     13,794    $     18,985
Federal funds sold                                                                   34,880          31,630
Investment securities - available for sale (amortized cost of $41,996 in
   2007 and $23,186 in 2006)                                                         41,352          23,107
Loans, less allowance for loan losses of $3,948 in 2007 and $2,478 in 2006          308,458         287,318
Bank premises and equipment, net                                                     14,269          11,957
Company owned life insurance                                                          8,025           6,079
Accrued interest receivable and other assets                                         10,296           7,676
                                                                               ------------    ------------
                                  Total assets                                 $    431,074    $    386,752
                                                                               ============    ============

Liabilities and Shareholders' Equity
------------------------------------

Deposits:
    Non-interest bearing                                                       $     67,071    $     73,197
    Interest bearing                                                                274,750         267,799
                                                                               ------------    ------------
              Total deposits                                                        341,821         340,996
Other borrowings                                                                     40,000           4,900
Subordinated debentures                                                               8,764           8,764
Accrued interest payable and other liabilities                                        6,452           3,033
                                                                               ------------    ------------
             Total liabilities                                                      397,037         357,693
Shareholders' equity:
    Preferred stock - no par value; 2,000,000 shares authorized; none outstanding
    Common stock - no par value; 24,000,000 shares authorized;
     shares issued and outstanding 3,703,207 in 2007 and 3,661,477 in 2006           10,419           9,652
Retained earnings                                                                    24,004          19,455
Accumulated other comprehensive loss, net of tax                                       (386)            (47)
                                 Total shareholders' equity                          34,037          29,059
                                                                               ------------    ------------
                                  Total liabilities and shareholders' equity   $    431,074    $    386,752
                                                                               ============    ============

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

                              PACIFIC STATE BANCORP
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                           Three months ended                Year ended
                                                               December 31,                  December 31,
                                                       ---------------------------   ---------------------------
(in thousands, except share amounts)                       2007           2006           2007           2006
                                                       ------------   ------------   ------------   ------------
Interest income:
   Interest and fees on loans                          $      6,754   $      6,815   $     27,902   $     24,901
   Interest on federal funds sold                               220            235          1,285            273
   Interest on investment securities                            693            382          2,055          1,321
                                                       ------------   ------------   ------------   ------------
                         Total interest income                7,667          7,432         31,242         26,495
Interest expense:
   Interest on deposits                                       3,221          2,618         12,844          8,102
   Trust preferred securities                                   186            179            702            710
   Interest on borrowings                                        85             70            296            376
                                                       ------------   ------------   ------------   ------------
            Total interest expense                            3,492          2,867         13,842          9,188
                                                       ------------   ------------   ------------   ------------
            Net interest income                               4,175          4,565         17,400         17,307
Provision for loan losses                                     1,165             90          1,425            360
                                                       ------------   ------------   ------------   ------------
            Net interest income after
              provision for loan losses                       3,010          4,475         15,975         16,947
                                                       ------------   ------------   ------------   ------------
Non-interest income:
   Service charges                                              243            211            889            864
   Other fee income                                             238            497          1,426          1,425
   Gain from sale of loans                                        3             66            150            294
                                                       ------------   ------------   ------------   ------------
            Total non-interest income                           484            774          2,465          2,583

Non-interest expenses:
   Salaries and employee benefits                             1,084          1,435          5,336          5,479
   Occupancy                                                    325            315          1,180            980
   Furniture and equipment                                      184            136            708            672
   Other                                                        992            833          3,773          3,229
                                                       ------------   ------------   ------------   ------------
            Total other expenses                              2,585          2,719         10,997         10,360
                                                       ------------   ------------   ------------   ------------
            Income before provision for income taxes            909          2,530          7,443          9,170

Provision for income tax expense                                396          1,013          2,894          3,627
                                                       ------------   ------------   ------------   ------------
            Net income                                 $        513   $      1,517   $      4,549   $      5,543
                                                       ============   ============   ============   ============
Basic earnings per share                               $       0.14   $       0.43   $       1.23   $       1.57
                                                       ============   ============   ============   ============
Diluted earnings per share                             $       0.13   $       0.39   $       1.14   $       1.41
                                                       ============   ============   ============   ============
Weighted average common shares outstanding                3,701,751      3,540,344      3,687,197      3,537,314
Weighted average common and common equivalent
shares outstanding                                        3,949,471      3,922,745      4,003,876      3,923,497

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

                              PACIFIC STATE BANCORP
                                 Yield Analysis
                           For Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------
 (Dollars in thousands)                                  2007                                  2006
                                        ------------------------------------   ------------------------------------
                                                      Interest      Average                  Interest      Average
                                                       Income        Yield                    Income        Yield
                                         Average         or           or        Average         or           or
                                         Balance       Expense       Cost       Balance       Expense       Cost
                                        ----------   ----------   ----------   ----------   ----------   ----------
Assets:
-------
Interest-earning assets:
Loans                                   $  300,239   $   27,902         9.29%  $  269,395   $   24,901         9.24%
Investment securities                       37,089        2,033         5.48%      25,418        1,321         5.20%
Federal funds sold                          25,115        1,285         5.12%       5,602          273         4.87%
Interest Bearing Deposits in Banks           1,077           22         2.04%          --           --         0.00%
                                        ----------   ----------                ----------   ----------
Total average earning assets               363,520   $   31,242         8.59%     300,415   $   26,495         8.82%

Non-earning assets:

Cash and due from banks                     15,398                                 13,655
Bank premises and equipment                 12,940                                 10,609
Other assets                                13,323                                  9,058
Allowance for loan loss                     (2,665)                                (2,536)
                                        ----------                             ----------
Total average assets                    $  402,516                             $  331,201
                                        ==========                             ==========

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

     Interest-bearing Demand            $   81,898   $    2,231         2.72%  $   92,280   $    2,438         2.64%
     Savings                                 5,352           46         0.86%       6,359           56         0.88%
     Time Deposits                         200,154       10,567         5.28%     125,994        5,608         4.45%
     Other borrowing                        14,359          998         6.95%      16,379        1,086         6.63%
                                        ----------   ----------                ----------   ----------
     Total average interest-bearing
     liabilities                           301,763       13,842         4.59%     241,012        9,188         3.81%

Noninterest-bearing liabilities:

     Demand deposits                        64,242                                 64,593
     Other liabilities                       4,525                                  1,405
                                        ----------                             ----------
Total average liabilities                  370,530                                307,010
Shareholders' equity:                       31,986                                 24,191
                                        ----------                             ----------
Total average liabilities and
shareholders' equity                    $  402,516                             $  331,201
                                        ==========                             ==========
                                                     ----------                             ----------
Net interest income                                  $   17,400                             $   17,307
                                                     ==========                             ==========
Net interest margin                                                     4.79%                                  5.76%


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